SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 24, 2010
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) Compensatory Arrangements of Certain Officers
     Cash Incentive Bonuses and Equity Awards. On March 24, 2010, the Board of Directors (the “Board”) of Ashford Hospitality Trust, Inc. (the “Company”), approved the recommendations of the Compensation Committee of the Board (the “Committee”) with respect to the 2009 annual cash incentive bonuses and equity awards pursuant to the Ashford Hospitality Trust, Inc. Amended and Restated 2003 Stock Incentive Plan (the “Stock Plan”) for each of the Company’s executive officers, as follows:

		Equity Awards
		Restricted Stock[2]		LTIP Units[3]
Executive Officer	Cash Incentive Bonus[1]	(#)	($)	(#)	($)[4]
Monty J. Bennett	$1,120,000	—	—	240,000	$1,646,400
Douglas A. Kessler	702,000	—	—	215,000	1,474,900
David A. Brooks	510,000	—	—	200,000	1,372,000
David J. Kimichik	202,500	—	—	150,000	1,029,000
Mark L. Nunneley	165,000	—	—	100,000	686,000
Alan L. Tallis	324,000	185,000	1,278,350	—	—
Each executive had the option of receiving his respective equity awards in the form of restricted stock or LTIP units.
     In addition, on March 24, 2010, the Board accepted the Committee’s recommendation and awarded Archie Bennett, Jr., the Company’s Chairman, 145,0003 LTIP Units valued at 994,7004.
The foregoing summary is qualified in its entirety by reference to the Company’s Form of LTIP Unit Award Agreement which is incorporated herein by reference to Exhibit 10.15 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 27, 2008. The only difference between the form filed with the Securities and Exchange Commission and incorporated herein by reference are the number of LTIP units awarded and the vesting schedule for each individual, each of which is set forth above.

[1]	Payable by the Company on or about March 26, 2010.

[2]	Represents shares of restricted common stock of the Company issued March 24, 2010, valued at $6.91 per share, the closing price of the Company’s common stock on the date of issuance. The restricted stock awards vest in equal annual installments on each of the first three anniversaries of the grant date beginning March 24, 2011.

[3]	Issued pursuant to award agreements entered into by the Company with the applicable executive officer and the Company’s Chairman to grant such individuals long term incentive partnership units of Ashford Hospitality Limited Partnership, a Delaware limited partnership, the Company’s operating partnership (“LTIP Units”) under the Stock Plan (the “LTIP Unit Award Agreements”) at a cost of $0.05 per unit to each grantee. The LTIP Units vest in equal annual installments on each of the first three anniversaries of the grant date beginning March 24, 2011.

[4]	Valued at $6.91 per LTIP Unit, based on the closing price of the Company’s common stock on March 24, 2010, less the $0.05 capital contribution made by the individual for each LTIP Unit, assuming each LTIP Unit is convertible into one share of common stock on the date of issuance.

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 25, 2010

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel